UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

NetSuite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive

Suite 100

San Mateo, CA 94403-2511

(Address of principal executive offices, including zip code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2014, the Board of Directors of NetSuite Inc. (the “Company”) approved an amendment to Article II, Section 2.9 of the Company’s Bylaws to adopt a majority vote standard in uncontested director elections. The new majority vote standard provides that to be elected, in an uncontested election, a director nominee must receive a majority of the votes cast such that the number of votes “for” the nominee exceeds the number of votes “against” the nominee. A plurality vote standard will be retained for the election of directors only in the event of a contested election.

The Amended and Restated Bylaws are effective March 17, 2014 and are attached as Exhibit 3.1 to this Report.

Item 8.01	Other Events.

In addition to the amendment of the Company’s Bylaws, the Board also approved an amendment to the Company’s Corporate Governance Guidelines that requires any incumbent director who is not elected to the Board in an uncontested election (because the number of votes “for” the nominee does not exceed the number of votes “against” the nominee) to promptly tender his or her resignation to the Board.

The text of the Corporate Governance Guidelines amendment states:

If no stockholder has provided the Company notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a director election at a stockholder meeting, or if the stockholders have withdrawn all such nominations by the date that is ten (10) calendar days in advance of the date the Company files its definitive proxy statement (regardless of whether thereafter revised or supplemented) for such meeting with the Securities and Exchange Commission (in either event, an “Uncontested Election”), then a nominee in such Uncontested Election must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. If a stockholder has provided the Company notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a director election at a stockholder meeting and such stockholder has not withdrawn all such nominations by the date that is ten (10) calendar days in advance of the date the Company files its definitive proxy statement (regardless of whether thereafter revised or supplemented) for such meeting with the Securities and Exchange Commission, then the directors at such meeting shall be elected by a plurality of the votes cast at such meeting.

If an incumbent director fails to receive the required vote for re-election in an Uncontested Election, then such incumbent director shall immediately tender his or her resignation to the Board, and the Nominating and Governance Committee will act on an expedited basis to determine whether to accept such director’s resignation and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating and Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. The Board’s explanation of its decision shall be promptly disclosed on a Form 8-K filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Bylaws of the Registrant dated March 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSUITE INC.

Date: March 21, 2014	By:	/s/ Douglas P. Solomon
Douglas P. Solomon
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Bylaws of the Registrant dated March 17, 2014.